Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

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In re:	:	Chapter 11
:
	:	Case No. 20-11439 (LSS)
LIBBEY GLASS INC., et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	:	Re: Docket No. 574
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ORDER CONFIRMING THE FIRST AMENDED

JOINT PLAN OF REORGANIZATION FOR LIBBEY GLASS INC. AND

ITS AFFILIATE DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Upon the filing by Libbey Glass Inc. and its affiliated debtors, as debtors and debtors-in-possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), of the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, dated October 15, 2020 (Docket No. 574) (as amended, modified, or supplemented in accordance with its terms, the “Plan”),2 a copy of which is attached hereto as Exhibit A; and the Bankruptcy Court having previously approved the Disclosure Statement and the solicitation procedures related to the Disclosure Statement and the solicitation of acceptances and rejections of the Plan, in each case pursuant to the Disclosure Statement Order (Docket No. 397); and the Debtors having served the Disclosure Statement on the holders of Claims and Equity Interests pursuant to the Disclosure Statement Order as set forth in the Affidavit of Service of Solicitation Materials (Docket No. 417); and the Debtors having filed the documents comprising the Plan Supplement on September 14, 2020 and continuing thereafter (Docket Nos. 452, 583 and 586) (collectively, and as may be further amended, modified, or supplemented, the “Plan Supplement”); and the Bankruptcy Court having considered the Debtors’ Memorandum of Law in Support of Confirmation of First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code (the “Confirmation Memorandum”), having been filed with the Bankruptcy Court prior to the Confirmation Hearing (Docket No. 579), the Declaration of Jason A. Cohen in Support of Confirmation of the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code, having been filed with the Bankruptcy Court prior to the Confirmation Hearing (Docket No. 577) and the Declaration of Brian Whittman in Support of Confirmation of the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code, having been filed with the Bankruptcy Court prior to the Confirmation Hearing (Docket No. 576) (collectively, the “Confirmation Declarations”), as these declarations may have been amended, modified, or supplemented from time to time; and the Bankruptcy Court having considered the record in these Chapter 11 Cases, the creditor support for the Plan as evidenced on the record and in the Declaration of James Daloia of Prime Clerk LLC Regarding the Solicitation of Votes and Tabulation of Ballots Cast on the Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, filed on October 15, 2020 (Docket No. 578) (the “Voting Certification”), the compromises and settlements embodied in and contemplated by the Plan, the briefs and arguments regarding Confirmation of the Plan, the evidence regarding Confirmation of the Plan, and the hearing on Confirmation of the Plan having commenced on October 19, 2020 (the “Confirmation Hearing”); and after due deliberation:

1  The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number are: Libbey Glass Inc. (4107), Libbey Inc. (9357), Libbey.com LLC (6913), Syracuse China Company (1904), The Drummond Glass Company (0383), LGC Corp. (6034), LGAC LLC (0497), World Tableware Inc. (1231), LGFS Inc. (0975), LGAU Corp. (5531), LGA4 Corp. (5673), and LGA3 Corp. (1505).  The Debtors’ mailing address is P.O. Box 10060, Toledo, Ohio 43699-0060.

2  Capitalized terms used in this Confirmation Order but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

The BANKRUPTCY Court Hereby Finds AND DETERMINES THAT:

A.     The findings and conclusions set forth herein and in the record of the Confirmation Hearing constitute the Bankruptcy Court’s findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Bankruptcy Rules 7052 and 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such. The Debtors are eligible debtors under section 109 of the Bankruptcy Code and, pursuant to Local Rule 9013-1(f), the Debtors consent to entry of a final order by the Bankruptcy Court in accordance with the terms set forth herein to the extent that it is later determined that the Bankruptcy Court, absent consent of the parties, cannot enter final orders or judgments consistent with Article III of the United States Constitution. Venue is proper before the Bankruptcy Court pursuant to 28 U.S.C. §§ 1408 and 1409. The Debtors are proper plan proponents under section 1121(a) of the Bankruptcy Code.

B.     The Bankruptcy Court has jurisdiction to consider this matter pursuant to 28 U.S.C. §§ 157 and 1334, and the Amended Standing Order of Reference from the United States District Court of Delaware, dated February 29, 2012. This is a core proceeding pursuant to 28 U.S.C. § 157(b) and the Bankruptcy Court has jurisdiction to enter a final order with respect thereto.

C.     Each of the Debtors has met the burden of proving that the Plan satisfies the requirements of sections 1129(a) and 1129(b) of the Bankruptcy Code by a preponderance of the evidence.

D.     The Plan was solicited in good faith and in compliance with applicable provisions of the Bankruptcy Code and Bankruptcy Rules. As is evidenced by the Affidavit of Service of Solicitation Materials (Docket No. 417), the transmittal and service of the Plan, the Disclosure Statement, and the Ballots/Opt-Out Forms were adequate and sufficient under the circumstances, all parties required to be given notice of the Confirmation Hearing (including the deadline for filing and serving objections to confirmation of the Plan) have been given due, proper, timely, and adequate notice in accordance with the Disclosure Statement Order and in compliance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and applicable non-bankruptcy law, and such parties have had a full and fair opportunity to appear and be heard with respect thereto. No additional or further notice is required under the circumstances.

E.     The Plan has been proposed in good faith and not by any means forbidden by law. In so finding, the Bankruptcy Court has considered the totality of the circumstances of these Chapter 11 Cases, and found that all constituencies acted in good faith. The Plan is the result of extensive, good faith, arm’s length negotiations among the Debtors and their principal constituencies.

F.     With respect to each Debtor, the votes to accept or reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Order.

G.     The Holders of Prepetition Term Loan Claims (Secured Portion) in Class 5 and the Holders of General Unsecured Claims in Class 6 have voted to accept the Plan in accordance with section 1126(c) of the Bankruptcy Code.

H.     The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation analysis set forth in Exhibit D to the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing establishes that each Holder of a Claim or Equity Interest in an Impaired Class either has accepted the Plan or will receive or retain under the Plan, on account of such Allowed Claim or Allowed Equity Interest, property of a value, as of the Effective Date of the Plan, that is not less than the amount that it would receive if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date.

I.     The Holders of Old Parent Interests (Class 8) are deemed to have rejected the Plan (the “Rejecting Class”). The Plan does not discriminate unfairly and is fair and equitable with respect to the Rejecting Class, as required by sections 1129(b)(1) and (b)(2) of the Bankruptcy Code, because (i) no Holder of any Claim or Equity Interest that is junior to the Old Parent Interests represented by the Rejecting Class will receive or retain any property under the Plan on account of such junior Claim or Equity Interest and (ii) no Holder of a Claim in a Class senior to the Rejecting Class is receiving more than 100% recovery on account of its Claim. Thus, the Plan may be confirmed notwithstanding the rejection of the Plan by the Rejecting Class.

J.     The Debtor Releases provided pursuant to Article X.B.1 of the Plan represent a sound exercise of the Debtors’ business judgment, were negotiated in good faith and at arms’ length, and formed an essential part of the agreement among the parties participating in the negotiation and formulation of the Plan. In addition, for the reasons set forth in the Confirmation Memorandum, the Third-Party Releases provided pursuant to Article X.B.2 of the Plan are consensual and binding on all creditors to the extent set forth therein and herein. All impaired creditors were given an opportunity to “opt out” of such release. Moreover, the Released Parties played an integral role in the formulation of the Plan, have made significant contributions that are essential to the Plan’s success, and have expended significant time and resources analyzing and negotiating the Plan and the issues presented by the Debtors’ prepetition capital structure. Accordingly, the releases provided pursuant to Article X.B of the Plan are: (i) in exchange for the good and valuable consideration provided by the Released Parties; (ii) a good faith settlement and compromise of the Claims and Causes of Action released by the Plan; (iii) in the best interests of the Debtors and their Estates; (iv) fair, equitable, and reasonable under the circumstances; and (v) given and made after due notice and opportunity for hearing.

K.     The exculpation provided by Article X.E of the Plan for the benefit of the Exculpated Parties is appropriately tailored to the circumstances of these Chapter 11 Cases.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

I.     Confirmation of the Plan

1.     The Plan is confirmed pursuant to section 1129 of the Bankruptcy Code.

2.     Any and all objections to Confirmation of the Plan that have not been resolved, withdrawn, waived, or settled and all reservations of rights included therein, are overruled on the merits and for the reasons set forth on the record at the Confirmation Hearing. Notwithstanding the foregoing, the rights and objections of any party that properly Filed and served an objection to its applicable Cure Claim Amount (or that is otherwise identified on Exhibit A or Exhibit B to the Confirmation Memorandum) are reserved with respect to such Cure Claim Amount, and such Cure Claim Amount dispute shall be treated in accordance with paragraph 28 of this Confirmation Order.

3.     The Debtors and the Reorganized Debtors (as applicable) are authorized to take all actions required under the Plan and to effectuate the Plan and the transactions contemplated therein.

4.     The terms of the Plan and all transactions contemplated by the Plan, shall be effective and binding as of the Effective Date. Subject to the terms of the Plan, the Debtors reserve the right to alter, amend, update or modify the Plan Supplement before the Effective Date. The failure to specifically include or refer to any particular article, section, or provision of the Plan, the Plan Supplement, or any related document in this Confirmation Order does not diminish or impair the effectiveness or enforceability of such article, section, or provision.

5.     This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any other acts that may be necessary or appropriate for the implementation or consummation of the Plan. Pursuant to the applicable provisions of the General Corporation Law of the State of Delaware, other applicable non-bankruptcy law, and section 1142(b) of the Bankruptcy Code, no action of the respective directors or stockholders of the Debtors shall be required to authorize the Debtors to enter into, execute, deliver, file, adopt, amend, restate, consummate, or effectuate, as the case may be, the Plan and any contract, instrument, or other document to be executed, delivered, adopted, or amended in connection with implementation of the Plan.

6.     Subject to payment of any applicable filing fees under applicable non-bankruptcy law, each federal, state, commonwealth, local, foreign or other governmental agency shall accept for filing and/or recording any and all documents, mortgages and instruments necessary or appropriate to effectuate, implement or consummate the transactions contemplated by the Plan and this Confirmation Order. To the fullest extent permitted by section 1146(a) of the Bankruptcy Code, any transfers of property pursuant to, in contemplation of, or in connection with the Plan shall not be subject to any stamp tax, document recording tax, conveyance fee, intangibles, or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, sales or use tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment in the United States, and this Confirmation Order hereby directs the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation instruments or other documents pursuant to such transfers of property without the payment of any such tax or governmental assessment. Such exemption specifically applies, without limitation, to (1) the creation, modification, consolidation, or recording of any mortgage, deed of trust, Lien, or other security interest, or the securing of additional indebtedness by such or other means, (2) the making, assignment, or recording of any lease or sublease, (3) any Restructuring Transaction authorized by the Plan, and (4) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including: (a) any merger agreements; (b) agreements of consolidation, restructuring, disposition, liquidation, or dissolution; (c) bills of sale; or (d) assignments executed in connection with any Restructuring Transaction occurring under the Plan.

7.     The Committee Settlement and the Union Settlement satisfy the requirements of Bankruptcy Rule 9019 and are approved. The compromises and settlements set forth in the Plan are approved pursuant to Bankruptcy Rule 9019, including with respect to the Committee Settlement and the Union Settlement, and will be effective immediately and binding on all parties in interest on the Effective Date.

8.     The assumption by the Debtors of the Acceptable CBA Modifications on and as of the Effective Date is hereby approved.

9.     The amendments and modifications to the solicitation version of the Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code (Docket No. 392) since the filing thereof, including as reflected and incorporated into the Plan, are shown in the redline filed with the Bankruptcy Court on October 15, 2020 (Docket No. 575). Adequate and sufficient notice of such amendments and modifications (collectively, the “Subsequent Plan Modifications”) has been given and no other or further notice is or shall be required and such Subsequent Plan Modifications are approved in full in accordance with section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019(a). The Plan, as modified by the Subsequent Plan Modifications, is deemed accepted by all creditors who have previously accepted the Plan.

10.     Pursuant to section 1141 of the Bankruptcy Code and the other applicable provisions of the Bankruptcy Code, effective as of the Effective Date, the provisions of the Plan shall be binding on (i) the Debtors and the Reorganized Debtors, (ii) all Holders of Claims against and Equity Interests in the Debtors, whether or not Impaired under the Plan and whether or not such Holders have accepted or rejected the Plan or affirmatively voted to reject the Plan, (iii) each Person or Entity receiving, retaining or otherwise acquiring property under the Plan, and (iv) any non-Debtor party to an Executory Contract or Unexpired Lease with the Debtors.

11.     The applicable Debtors or Reorganized Debtors are authorized to consummate the Restructuring Transactions described in or contemplated by Article V.A of the Plan, subject to the terms and conditions set forth therein, in this Confirmation Order and in the Restructuring Documents.

12.     For the avoidance of doubt, pursuant to Bankruptcy Rule 3020(c)(1), the following provisions in the Plan are hereby approved in full and will be effective immediately on the Effective Date without further order or action by the Bankruptcy Court, any of the parties to such release, or any other Person or Entity: (a) Debtor Releases (Article X.B.1); (b) Third Party Releases (Article X.B.2); (c) Exculpation (Article X.E); and (d) Injunction (Article X.G).

13.     The existing boards of directors and other governing bodies of the Debtors will be deemed to have resigned on and as of the Effective Date, in each case without further notice to or order of the Bankruptcy Court, act or action under applicable law, regulation, order, or rule or the vote, consent, authorization or approval of any Person or Entity; provided, however, the Old Parent Authorized Person(s) shall remain as the director and officer of Old Parent for the sole purpose of winding down and dissolving Old Parent and/or an Old Parent Subsidiary.

14.     Except as otherwise provided in the Plan, the Exit Facility Loan Documents, or in any contract, instrument, release, or other agreement or document created pursuant to the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, all mortgages, deeds of trust, Liens, pledges, or other security interests against any asset or property of the Debtors shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns, free and clear of such mortgages, deeds of trust, Liens, pledges, or other security interests and without further notice to or order of the Bankruptcy Court, act or action under applicable law, regulation, order, or rule or the vote, consent, authorization or approval of any Person or Entity.

15.     The Debtors shall cause to be served a notice of the entry of this Confirmation Order and occurrence of the Effective Date, substantially in the form attached hereto as Exhibit B (the “Effective Date Notice”), upon (a) all parties listed in the creditor matrix maintained by the Voting and Claims Agent and (b) such additional persons and entities as deemed appropriate by the Debtors, no later than five (5) business days after the Effective Date. The Debtors shall cause the Effective Date Notice to be published in the Wall Street Journal, The Toledo Blade, and The Shreveport Times within seven (7) business days after the Effective Date.

II.     The Exit Facilities

16.     The Debtors and Reorganized Debtors, as applicable, are hereby authorized to enter into, and take such actions as necessary or desirable to perform under, the Exit Facilities and, in each case, all documents or agreements related thereto, including the payment or reimbursement of any fees, indemnities and expenses under or pursuant to any such documents and agreements in connection therewith. Upon the closing of the Exit Facilities, the Exit Facility Lenders thereunder shall have valid, binding, perfected and enforceable Liens on the collateral specified in the Exit Facility Loan Documents with the priority set forth in the Exit Facility Loan Documents, and subject only to such Liens and security interests as may be permitted under the Exit Facility Loan Documents, and the Debtors and Reorganized Debtors are hereby authorized to make any and all filings and recordings necessary or desirable in connection with such Liens.

17.     The obligations, guarantees, mortgages, pledges, Liens and other security interests granted pursuant to or in connection with the Exit Facilities are granted in good faith, for good and valuable consideration and for legitimate business purposes as an inducement to the Exit Facility Lenders to extend credit thereunder and shall be, and hereby are, deemed not to constitute a fraudulent conveyance or fraudulent transfer and shall not otherwise be subject to avoidance or recharacterization.

III.      Administrative Claims Bar Date

18.     Except as otherwise provided in the DIP Orders, the Claims Bar Date Order or the Plan, requests for payment of Administrative Claims must be filed with the Bankruptcy Court and served on the Debtors or Reorganized Debtors (as the case may be) and the Voting and Claims Agent within thirty (30) days from the date of service of the Effective Date Notice. Such proof of Administrative Claim must include at a minimum: (i) the name of the applicable Debtor that is purported to be liable for the Administrative Claim and if the Administrative Claim is asserted against more than one Debtor, the exact amount asserted to be owed by each such Debtor; (ii) the name of the holder of the Administrative Claim; (iii) the asserted amount of the Administrative Claim; (iv) the basis of the Administrative Claim; and (v) supporting documentation for the Administrative Claim; provided, however, that the foregoing shall not apply to the Holders of Claims arising under section 503(b)(1)(D) of the Bankruptcy Code or the United States Trustee as the Holder of Administrative Claims. FAILURE TO FILE AND SERVE SUCH PROOF OF ADMINISTRATIVE CLAIM TIMELY AND PROPERLY SHALL RESULT IN SUCH CLAIM BEING FOREVER BARRED AND DISCHARGED.

IV.  Resolution of Certain Matters

19.     The Securities and Exchange Commission. Notwithstanding any language to the contrary contained in the Disclosure Statement, Plan or this Confirmation Order, no provision shall (i) preclude the United States Securities and Exchange Commission (“SEC”) from enforcing its police or regulatory powers; or, (ii) enjoin, limit, impair or delay the SEC from commencing or continuing any claims, causes of action, proceeding or investigations against any non-Debtor person or non-Debtor entity in any forum.

20.     Texas Comptroller. Within sixty (60) days after the Effective Date, the Reorganized Debtors shall file with the Texas Comptroller of Public Accounts (the “Texas Comptroller”) any property reports for 2020 relating to any known, self-identified unclaimed property (the “Texas Unclaimed Property”) as required under Texas Property Code, Title 6, Chapters 72-76 and other applicable Texas laws (the “Texas Unclaimed Property Laws”). With respect to any such Texas Unclaimed Property reported and remitted for 2020, the Texas Comptroller will not seek payment of any interest or penalty by the Debtors or the Reorganized Debtors. The Texas Comptroller may conduct an audit in accordance with  Texas Unclaimed Property Laws, and may file or amend any Proofs of Claim in these Chapter 11 Cases following the Effective Date; provided, however, that the Debtors and Reorganized Debtors, as applicable, reserve all rights to object to such Proofs of Claim. The rights and defenses of the Debtors and Reorganized Debtors with respect to any allegations and claims asserted against the Debtors and Reorganized Debtors arising from or relating to Texas Unclaimed Property are hereby reserved.

21.     Environmental Protection Agency. Nothing in this Confirmation Order, the Plan, or the Plan Supplement discharges, releases, precludes, enjoins, exculpates, or otherwise precludes or diminishes: (i) any liability to any Governmental Unit, that is not a “claim” as defined in 11 U.S.C. § 101(5); (ii) any Claim of a Governmental Unit arising on or after the Confirmation Date; (iii) any liability or obligation to, or any Claim by a Governmental Unit under police or regulatory law or Environmental Law3 to which any Entity is subject as the owner, lessor, lessee, permittee, controller, or operator of the Toledo Plant 27 facility located at 940 Ash St., Toledo, OH 43611 or other facility or property after the Effective Date, including, but not limited to, liability for compliance with solid and hazardous wastes, air pollution, surface water and ground water, and chemical reporting statutes and rules and any other statutes, rules, or regulations for protection of the environment, impacts on human health, safety, and welfare; or (iv) any liability to a Governmental Unit on the part of any non-Debtor.  Nor shall anything in this Confirmation Order or the Plan enjoin or otherwise bar a Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence.  Notwithstanding any provision of the Plan, this Confirmation Order, or any implementing or supplementing Plan documents, the United States’ and the State of Ohio’s setoff rights under federal law as recognized in section 553 of the Bankruptcy Code, and recoupment rights, shall be preserved and are unaffected.  Nothing in this Confirmation Order or the Plan divests any tribunal of any jurisdiction it may have under police or regulatory law to interpret this Confirmation Order or the Plan to adjudicate any defense asserted under this Confirmation Order or the Plan.

3  “Environmental Law” means all State, Federal, and local statutes, rules, regulations, ordinances, certifications, permits or similar provisions having the force or effect of law, all judicial and administrative orders, agreements, and determinations and all common law concerning solid and hazardous wastes, air pollution, surface water and ground water, drinking water, chemical reporting, protection of the environment, impacts on human health, safety, and welfare including, but not limited to: (a) the Solid and Hazardous Wastes Statute, Ohio Rev. Code 3734, (b) the Air Pollution Control Statute, Ohio Rev. Code 3704, (c) the Water Pollution Control Statute, Ohio Rev. Code 6111, (d) the Emergency Planning Statute, Ohio Rev. Code 3750, (e) the Safe Drinking Water Statute, Ohio Rev. Code 6109, (f) the Federal Comprehensive Environmental Response, Compensation, and Liability Act, (g) the Federal Clean Water Act, (h) the Federal Clean Air Act, (i) the Federal Emergency Planning and Community Right-to-Know Act, (j) the Federal Oil Pollution Act, (k) the Federal Resource Conservation and Recovery Act, (l) the Federal Safe Drinking Water Act, (m) the Federal Toxic Substances Control Act, and (n) any other State or Federal statutes, rules, regulations, local laws, or ordinances that regulate protection of the environment, impacts on human health, safety, and welfare.

22.     The United States. Notwithstanding any provision to the contrary in the Plan, this Confirmation Order, the Plan Supplement or any other related documents, as to the United States, nothing shall: (i) discharge, release, enjoin, impair or otherwise preclude any liability of any entity or person under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property or rights to property that such entity owns, operates or leases after the Confirmation Date; (ii) release, nullify, preclude or enjoin the enforcement of any police or regulatory power; (iii) expand the scope of relief available to the Debtors and Reorganized Debtors under the Bankruptcy Code, including but not limited to Sections 502, 505, 525, 1141 and 1146; (iv) authorize the assumption, sale, assignment or other transfer of any federal (a) grants, (b) grant funds, (c) contracts, (d) property, including but not limited to, intellectual property and patents, (e) leases, (f) agreements or other interests of the federal government (collectively, “Federal Interests”) without compliance by the Debtors and the Reorganized Debtors with all terms of the Federal Interests and with all applicable non-bankruptcy law; (v) be interpreted to set cure amounts or to require the United States to novate, approve or otherwise consent to the assumption, transfer or assignment of any Federal Interests; (vi) authorize the assumption, transfer or assignment of any governmental (a) license, (b) permit, (c) registration, (d) authorization or (e) approval, or the discontinuation of any obligation thereunder, without compliance with all applicable legal requirements, obligations and approvals under non-bankruptcy laws; (vii) confer exclusive jurisdiction to the Bankruptcy Court with respect to the Federal Interests, claims, liabilities and Causes of Action, except to the extent set forth in 28 U.S.C. § 1334 (as limited by any other provisions of the United States Code); (viii) waive, alter or otherwise limit the United States’ property rights with respect to the Federal Interests, including but not limited to, inventory, patents, intellectual property, licenses, and data; (ix) release, exculpate, enjoin, impair or discharge any non-Debtor from any claim, liability, suit, right or Cause of Action of the United States; (x) constitute a waiver of any statutory limitations on releases; (xi) affect any setoff or recoupment rights of the United States and such rights are preserved; (xii) require the United States to file an administrative claim in order to receive payment for any liability described in Section 503(b)(1)(B) and (C) pursuant to Section 503(b)(1)(D) of the Bankruptcy Code; (xiii) constitute an approval or consent by the United States without compliance with all applicable legal requirements and approvals under non-bankruptcy law; (xiv) be construed as a compromise or settlement of any liability, claim, Cause of Action or interest of the United States; or (xv) affect or impair any claim, liability, suit, right or Cause of Action against any surety, including but not limited to, the right to be paid by or to pursue any surety that is liable on any debt owed to the United States; provided, that nothing in the Plan, this Confirmation Order, the Plan Supplement or any other related documents shall alter any legal or equitable rights or defenses of the Debtors and the Reorganized Debtors, as applicable, under non-bankruptcy law with respect to any such aforementioned claim, liability, or Cause of Action.

23.     Liens securing claims of the United States allowed pursuant to the Plan or the Bankruptcy Code shall be retained until such allowed claim, including any interest, to the extent such interest is allowed pursuant to the Bankruptcy Code and applicable law, is paid in full. Administrative claims of the United States allowed pursuant to the Plan or the Bankruptcy Code shall accrue interest and penalties as provided by non-bankruptcy law until paid in full. Priority Tax Claims of the United States (including any penalties, interest or additions to tax entitled to priority under the Bankruptcy Code) allowed pursuant to the Bankruptcy Code or the Plan shall be paid in accordance with Section 1129(a)(9)(C) of the Bankruptcy Code and, to the extent not paid in full in cash on the Effective Date, then such Priority Tax Claims shall accrue interest commencing on the Effective Date at the rate set forth in Section 511 of the Bankruptcy Code. Moreover, nothing shall effect a release, injunction or otherwise preclude any claim whatsoever against any Debtor or any of the Debtors’ Estates by or on behalf of the United States for any liability arising (i) out of pre-petition or post-petition tax periods for which a return has not been filed or (ii) as a result of a pending audit or audit that may be performed with respect to any pre-petition or post-petition tax period. Further, nothing shall enjoin the United States from amending any claim against any Debtor or any of the Debtors’ Estates with respect to any tax liability (i) arising out of pre-petition or post-petition tax periods for which a tax return has not been filed or (ii) from a pending audit or audit that may be performed with respect to any pre-petition or post-petition tax period. Any liability arising (i) out of pre-petition or post-petition tax periods for which a return has not been filed or (ii) as a result of a pending audit or audit which may be performed with respect to any pre-petition or post-petition tax period shall be paid in accordance with 1129(a)(9)(A) and (C) of the Bankruptcy Code. Without limiting the foregoing but for the avoidance of doubt, nothing contained in the Plan, this Confirmation Order, Plan Supplement or any other related documents shall be deemed to bind the United States to any characterization of any transaction for tax purposes or to determine the tax liability of any person or entity, including, but not limited to, the Debtors and the Reorganized Debtors, nor shall the Plan, this Confirmation Order, the Plan Supplement or any other related documents be deemed to have determined the federal tax treatment of any item, distribution, or entity, including the federal tax consequences of the Plan or this Confirmation Order, nor shall anything in the Plan, this Confirmation Order, the Plan Supplement or any other related documents be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal tax liability and federal tax treatment except as provided under Section 505 of the Bankruptcy Code.

24.     Louisiana Department of Revenue. Nothing in this Confirmation Order or the Plan permits the Debtors or Reorganized Debtors from refraining from filing, or otherwise allows them to not file, their corporate tax returns for the tax periods 1/31/2019 and 1/31/2020  in a timely manner within the time required by Louisiana law, including any applicable timely requested extension.  To the extent the Debtors or Reorganized Debtors have any Retained Causes of Action as provided in Exhibit 5 to the Plan Supplement [Docket No. 452] related to the Louisiana Department of Revenue, nothing in this Confirmation Order or the Plan shall restrict, abridge, or otherwise limit the Louisiana Department of Revenue’s rights or defenses in connection with such Retained Cause of Action.  Notwithstanding any provision of this Confirmation Order, the Plan, or any implementing or supplementing Plan documents, the Louisiana Department of Revenue’s setoff rights and recoupment rights under the Bankruptcy Code and non-bankruptcy law shall be preserved and are unaffected.  The Louisiana Department of Revenue may file or amend any Proofs of Claim in these Chapter 11 Cases following the Effective Date subject to any applicable Administrative Claims Bar Date; provided, however, that the Debtors and Reorganized Debtors, as applicable, reserve all rights to object to such Proofs of Claim except as to the timeliness of the filing of such Proofs of Claim.  Section 503(b)(1)(D) of the Bankruptcy Code shall apply to any Administrative Claim of the Louisiana Department of Revenue.  Article VII.D.(3)–(4) of the Plan shall not apply to the Louisiana Department of Revenue.

V.  Miscellaneous

25.     The Debtors have exercised sound business judgment in determining whether to reject, assume, or assume and assign each of their Executory Contracts and Unexpired Leases pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code, Article VI of the Plan, and as set forth in the Plan Supplement. Except as set forth herein and/or in separate orders entered by the Bankruptcy Court relating to the assumption of Executory Contracts or Unexpired Leases, the Debtors have cured or provided adequate assurance that the Debtors will cure defaults (if any) under or relating to each Executory Contract or Unexpired Lease assumed under the Plan and, for each Executory Contract or Unexpired Lease being assigned under the Plan (if any), such assignee has provided adequate assurance of future performance as required under section 365(f)(2)(B) of the Bankruptcy Code.

26.     Assumption (or assumption and assignment) of the Executory Contracts and Unexpired Leases as set forth in Article VI.A of the Plan and in the Plan Supplement is hereby authorized. Rejection of the Executory Contracts and Unexpired Leases as set forth in Article VI.C of the Plan and in the Plan Supplement is hereby authorized. Unless an Executory Contract or Unexpired Lease (a) was previously assumed or rejected by the Debtors by prior order of the Bankruptcy Court; (b) is the subject of a motion to reject filed by the Debtors that is pending on the Effective Date; (c) is identified in the Plan Supplement; or (d) is rejected by the Debtors or terminated pursuant to the terms of the Plan, effective as of the Effective Date, such Executory Contract or Unexpired Lease shall be deemed to have been assumed by the applicable Reorganized Debtor, in each case consistent with the Restructuring Documents, including the Restructuring Transactions.

27.     Unless a party to an Executory Contract or Unexpired Lease being assumed (or assumed and assigned) under the Plan has timely objected to the assumption or assumption and assignment of such Executory Contract or Unexpired Lease or the Cure Claim Amount, the Debtors shall pay such Cure Claim Amount in accordance with the terms of the Plan and the assumption (or assumption and assignment) of any Executory Contract or Unexpired Lease, pursuant to the Plan or otherwise, shall result in the full release, discharge and satisfaction of any Claims or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or other bankruptcy-related defaults, rising under any assumed Executory Contract or Unexpired Lease at any time prior to the effective date of assumption and/or assignment and the counterparty to such Executory Contract or Unexpired Lease shall be deemed to have consented to such assumption or assumption and assignment.

28.     Notwithstanding anything to the contrary in the Plan, in the event of a dispute regarding the amount and timing of any Cure Claim Amount, the Reorganized Debtors and applicable non-Debtor parties shall promptly confer after the Effective Date to attempt to resolve any such dispute consensually without further order of the Bankruptcy Court. Notwithstanding anything to the contrary in the Plan, in the event such dispute cannot be resolved consensually by the applicable parties, then the Reorganized Debtors shall, within thirty (30) days after the Effective Date, file a notice of dispute with the Bankruptcy Court (and promptly serve such notice on the applicable counter-party) and such dispute shall be set for a status conference at the next scheduled omnibus hearing in these Chapter 11 Cases, with subsequent evidentiary hearings to be established by the Bankruptcy Court as and if necessary. The payments, if any, or other actions, if any, that the Bankruptcy Court determines the Reorganized Debtors are required to pay or otherwise perform to assume the applicable Executory Contract or Unexpired Lease pursuant to section 365(b)(1) of the Bankruptcy Code shall be promptly paid or undertaken as required by Final Order resolving the applicable dispute. If an objection to the proposed cure amount is sustained by Final Order of the Bankruptcy Court, the Reorganized Debtors in their sole option, may elect to reject such Executory Contract or Unexpired Lease in lieu of assuming or assigning it by filing written notice thereof with the Bankruptcy Court, and serving such notice on the applicable counter-party, within ten (10) days of the entry of such Final Order.

29.     Stag Industrial Holdings, LLC.    Any and all Claims held by Stag Industrial Holdings, LLC for any amounts that are billed or become due after the date hereof under that certain Industrial Lease, dated as of May 13, 1998 (as amended and restated)  (the “Stag Lease”), including, without limitation, real estate taxes, indemnification claims and any true-up amounts or other reconciliations shall be paid as and when they become due and payable under the Stag Lease regardless of when such Claim arose.

30.     The Plan shall not become effective unless and until all conditions set forth in Article IX.B of the Plan have been satisfied or waived pursuant to Article IX.C of the Plan.

31.     Pursuant to Bankruptcy Rule 3020(e), the fourteen (14) day stay of this Confirmation Order imposed thereby is waived, and the Debtors are hereby authorized to consummate the Plan and the transactions contemplated thereby immediately upon the entry of this Confirmation Order upon the Bankruptcy Court’s docket, subject to the satisfaction or waiver of the conditions set forth in Article IX of the Plan. This Confirmation Order is a Final Order and the period in which an appeal thereof must be filed shall commence upon its entry.

32.     The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are non-severable and mutually dependent.

33.     To the extent of any inconsistency between this Confirmation Order and the Plan, the terms and conditions of this Confirmation Order shall govern.

Dated:	October 20, 2020 Wilmington, Delaware

The Honorable LAURIE S. SILVERSTEIN United States Bankruptcy Judge

Exhibit A

Plan

Exhibit B

Form of Effective Date Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

----------------------------------------------------------------------------------------------------------------	x
In re:	:	Chapter 11
:
	:	Case No. 20-11439 (LSS)
LIBBEY GLASS INC., et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	:	Re: Docket No. [____]
----------------------------------------------------------------------------------------------------------------	x

NOTICE OF (I) EFFECTIVE DATE AND ENTRY OF ORDER CONFIRMING THE FIRST AMENDED JOINT PLAN OF REORGANIZATION FOR LIBBEY GLASS INC. AND ITS AFFILIATE DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE AND (II) ESTABLISHING DEADLINE FOR THE FILING OF ADMINISTRATIVE CLAIMS AGAINST THE DEBTORS

TO ALL CREDITORS, EQUITY INTEREST HOLDERS, AND OTHER PARTIES-IN-INTEREST:

PLEASE TAKE NOTICE that on October 15, 2020, Libbey Glass Inc. and its affiliated debtors, as debtors and debtors-in-possession in the above-captioned chapter 11 cases (collectively, the “Debtors”) filed the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (Docket No. 574) (together with the Plan Supplement, in each case as may be amended, modified, or supplemented from time to time, the “Plan”).2

PLEASE TAKE FURTHER NOTICE that a hearing to consider confirmation of the Plan was held on October 19, 2020.

PLEASE TAKE FURTHER NOTICE that on October [19], 2020, the Bankruptcy Court entered the Order Confirming the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (Docket No. [___]) (the “Confirmation Order”).

1  The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number are: Libbey Glass Inc. (4107), Libbey Inc. (9357), Libbey.com LLC (6913), Syracuse China Company (1904), The Drummond Glass Company (0383), LGC Corp. (6034), LGAC LLC (0497), World Tableware Inc. (1231), LGFS Inc. (0975), LGAU Corp. (5531), LGA4 Corp. (5673), and LGA3 Corp. (1505).  The Debtors’ mailing address is P.O. Box 10060, Toledo, Ohio 43699-0060.

2 Capitalized terms used in this notice but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

PLEASE TAKE FURTHER NOTICE that the Plan was substantially consummated, and the Effective Date of the Plan occurred, on October [__], 2020.

Deadline For Filing Administrative Claims and Contract Rejection Claims

PLEASE TAKE FURTHER NOTICE that [__], 2020, at 5:00 p.m. (Prevailing Eastern Time) (the “Administrative Claims Bar Date”) was established by the Bankruptcy Court as the deadline by which holders of Administrative Claims must file proofs of administrative claim against the Debtors. The proof of administrative claim form (the “Proof of Administrative Claim Form”) is available free of charge on the Debtors’ restructuring website: https://cases.primeclerk.com/libbey/.

PLEASE TAKE FURTHER NOTICE that Holders of the following Administrative Claims are not required to file a Proof of Administrative Claim on or before the Administrative Claims Bar Date solely with respect to such Administrative Claim: (i) an Administrative Claim against the Debtors for which a signed proof of administrative claim has already been properly filed with the Clerk of the Bankruptcy Court for the District of Delaware or the Voting and Claims Agent in a form substantially similar to the Proof of Administrative Claim Form; (ii) an Administrative Claim that has been previously allowed, and/or paid in full by the Debtors, in accordance with the Bankruptcy Code or an order of the Bankruptcy Court, (iii) an Administrative Claim that constitutes a Professional Fee Claim, and (iv) any claim of any “governmental unit,” as that term is defined under the Bankruptcy Code, under section 503(b)(1)(D) of the Bankruptcy Code (collectively, the “Excluded Administrative Claims”).

PLEASE TAKE FURTHER NOTICE that [__], 2020, at 5:00 p.m. (Prevailing Eastern Time) (the “Contract Rejection Claims Bar Date” and together with the Administrative Claims Bar Date, the “Applicable Bar Date”) was established by the Bankruptcy Court as the deadline by which Holders of Claims arising from rejection of Executory Contracts or Unexpired Leases must file proofs of claim against the Debtors (the “Contract Rejection Claims”). The proof of claim form is available free of charge on the Debtors’ restructuring website: https://cases.primeclerk.com/libbey/. A separate rejection notice will be sent to all known non-Debtor contract counterparties to such rejected contracts and leases with a proof of claim form (the “Proof of Contract Rejection Claim Form” and together with the Proof of Administrative Claim Form, the “Applicable Forms”).

PLEASE TAKE FURTHER NOTICE that Contract Rejection Claims will be treated as Class 6 General Unsecured Claims.

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PLEASE TAKE FURTHER NOTICE that all Holders of Administrative Claims (other than Excluded Administrative Claims) and Contract Rejection Claims must submit (by overnight mail, courier service, hand delivery, regular mail or in person) an original, written Proof of Administrative Claim Form or Proof of Contract Rejection Claim Form, as applicable, so as to be actually received by the Voting and Claims Agent, by no later than 5:00 p.m. (Prevailing Eastern Time) on or before [__________], 2020, at the following address:

Libbey Glass Inc. Ballot Processing

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

Alternatively, such holders may submit these documents electronically by completing them through the following website: https://cases.primeclerk.com/libbey/.

PLEASE TAKE FURTHER NOTICE that the Applicable Forms will be deemed timely filed only if actually received by the Voting and Claims Agent on or before the Applicable Bar Date. The Applicable Forms may not be delivered by facsimile, telecopy, or e-mail transmission. Any facsimile, telecopy, or electronic mail submissions will not be accepted and will not be deemed filed until the Applicable Form is submitted to the Voting and Claims Agent by overnight mail, courier service, hand delivery, regular mail, in person or electronically through the Voting and Claims Agent’s website.

PLEASE TAKE FURTHER NOTICE that parties wishing to receive acknowledgment that their Applicable Forms were received by the Voting and Claims Agent must submit (i) a copy of the Applicable Form and (ii) a self-addressed, stamped envelope (in addition to the original Applicable Form sent to the Voting and Claims Agent).

PLEASE TAKE FURTHER NOTICE that to be valid, your Applicable Form MUST be (i) signed by the applicable Holder of the Administrative Claim or Contract Rejection Claim, as applicable; (ii) written in the English language; (iii) denominated in lawful currency of the United States; and (iv) submitted with copies of any supporting documentation or an explanation of why any such documentation is not available.

PLEASE TAKE FURTHER NOTICE that any Holder of an Administrative Claim or Contract Rejection Claim, as applicable, who is required, but fails, to file the Applicable Form with the Voting and Claims Agent on or before the Applicable Bar Date shall be forever barred, estopped and enjoined from asserting such claim against the Debtors or the Reorganized Debtors, and the Debtors’ and the Reorganized Debtors’ property shall be forever discharged from any and all indebtedness or liability with respect to such claim.

PLEASE TAKE FURTHER NOTICE that the Plan and the Confirmation Order may be viewed for free at the website of the Voting and Claims Agent at: https://cases.primeclerk.com/libbey/, or for a fee on the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

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Dated: [_____], 2020 Wilmington, Delaware	RICHARDS, LAYTON & FINGER, P.A.

/s/
John H. Knight (Bar No. 3848)
Russell C. Silberglied (Bar No. 3462)
Paul N. Heath (No. 3704)
Zachary I. Shapiro (No. 5103)
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone: (302) 651-7700
Facsimile: (302) 651-7701

- and -

LATHAM & WATKINS LLP

George A. Davis (admitted pro hac vice)

Keith A. Simon (admitted pro hac vice)

David Hammerman (admitted pro hac vice)

Anu Yerramalli (admitted pro hac vice)

Madeleine C. Parish (admitted pro hac vice)

885 Third Avenue

New York, New York 10022

Telephone: (212) 906-1200

Facsimile: (212) 751–4864

Attorneys for Reorganized Debtors

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